Share listing expense	12 Months Ended
Dec. 31, 2021
Share listing expense
Share listing expense

12.   Share listing expense

In accordance with IFRS 2, the difference in the fair value of the consideration for the acquisition of Kismet over the fair value of the identifiable net assets of Kismet represents a service for listing of the Company and is accounted for as a share-based payment expense. The consideration for the acquisition of Kismet was determined using the fair values of the Company´s ordinary shares and public and private warrants as at August 27, 2021. The net assets of Kismet had a fair value upon closing of 111,286. The excess of the fair value of the equity instruments issued over the fair value of the identified net assets contributed in the amount of 125,438, represents a non-recurring non-cash expense. It is recognized as Share listing expense presented as part of the financial result from operations within the consolidated statement of profit or loss and other comprehensive income.

Details of the calculation of the Share listing expense are as follows:

	Number of Shares	Amount
Kismet's existing public shareholders	3,188,758
Sponsor	11,750,000
PIPE investors	5,000,000
Total Nexters Inc Shares issued to Kismet shareholders	19,938,758
Market value per share at August 27, 2021	US$ 10.6684
Fair value of shares issued		212,715
Net assets of Kismet at August 27, 2021		111,286
Effect of accounting for fair value of warrants		(24,009)
Net assets of Kismet at August 27, 2021 including effect of fair value of warrants[1]		87,277
Difference - being IFRS 2 charge for listing services		125,438

[1] Includes the effects of i.) US GAAP to IFRS conversion adjustment and ii.) effect of difference in fair values between Kismet warrants and Nexters Inc. warrants

Effect of accounting for fair value of warrants represents the difference in fair values between Kismet warrants as at the date of the Transaction of 8,100 and Nexters Inc. warrants at the same date of 32,109 (see Note 24).